UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2011

SANDRIDGE PERMIAN TRUST

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-35274 (Commission File Number)	45-6276683 (I.R.S. Employer Identification No.)

919 Congress Avenue, Suite 500 Austin, Texas (Address of Principal Executive Offices)	78701 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (512) 236-6599

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On August 16, 2011 (the “Closing Date”), SandRidge Permian Trust (the “Trust”) completed its initial public offering of 34,500,000 units of beneficial interest in the Trust denominated as common units (“Common Units”).

In connection with the closing of the offering, on the Closing Date, the Trust and SandRidge Exploration and Production, LLC, a Delaware limited liability company (“SandRidge E&P”) and a wholly owned subsidiary of SandRidge Energy, Inc. (“SandRidge”), entered into (i) a Perpetual Overriding Royalty Interest Conveyance (PDP) and (ii) a Perpetual Overriding Royalty Interest Conveyance (Development) (collectively, the “Perpetual Conveyances”), pursuant to which SandRidge E&P conveyed to the Trust perpetual royalty interests in certain oil and natural gas properties in Andrews County, Texas in which SandRidge E&P holds interests (the “Oil and Gas Properties”).

Also on the Closing Date, SandRidge E&P and Mistmada Oil Company, Inc., an Oklahoma corporation and a wholly owned subsidiary of SandRidge (“Mistmada”), entered into (i) a Term Overriding Royalty Interest Conveyance (PDP) and (ii) a Term Overriding Royalty Interest Conveyance (Development) (collectively, the “Term Conveyances”),  pursuant to which SandRidge E&P conveyed to Mistmada 20-year term royalty interests in the Oil and Gas Properties.  Also on the Closing Date, the Trust and Mistmada entered into an Assignment of Overriding Royalty Interest (the “Assignment,” and collectively with the Term Conveyances and the Perpetual Conveyances, the “Conveyances”) pursuant to which Mistmada assigned to the Trust the term overriding royalty interests conveyed to it pursuant to the Term Conveyances.

The Conveyances were delivered on August 16, 2011 to be effective as of April 1, 2011, or, in the case of interests in the Oil and Gas Properties acquired by SandRidge E&P after April 1, 2011, to be effective as of the date so acquired.  The description of the Perpetual Conveyances, Term Conveyances and Assignment contained in the section entitled “Description of the Royalty Interests” of the prospectus, dated August 10, 2011 (File No. 333-174492), related to the initial public offering and filed with the Securities and Exchange Commission on August 12, 2011 pursuant to Rule 424(b) under the Securities Act of 1933  (the “Final Prospectus”), is incorporated herein by reference. Copies of the Term Conveyances are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated herein by reference.  Copies of the Perpetual Conveyances and the Assignment are filed as Exhibits 10.3, 10.4 and 10.5 to this Form 8-K and are incorporated herein by reference.

As consideration for the royalty interests conveyed to the Trust pursuant to the Conveyances, the Trust delivered to SandRidge E&P and Mistmada 4,875,000 Common Units, 13,125,000 units of beneficial interest in the Trust denominated as subordinated units (“Subordinated Units”), and the net proceeds of the Trust’s initial public offering equal to approximately $584 million, after deducting underwriting discounts and commissions.

On the Closing Date, SandRidge and the Trust entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which SandRidge agreed to provide the Trust with certain accounting, bookkeeping and informational services relating to the royalty interests described above. In exchange for providing these services to the Trust, SandRidge will receive an administrative services fee of $300,000 per year. The description of the Administrative Services Agreement contained in the section entitled “The Trust — Administrative Services Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Administrative Services Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference.

On the Closing Date, SandRidge, SandRidge E&P and the Trust entered into a Development Agreement (the “Development Agreement”) pursuant to which SandRidge agreed to drill certain oil and natural gas wells on the properties covered by certain of the Conveyances, as described in the Final Prospectus. Relatedly, on the Closing Date, SandRidge, SandRidge E&P and the Trust also entered into a Deed of Trust (the “Deed of Trust”) pursuant to which SandRidge E&P granted to the Trust a mortgage lien on certain of its leasehold interests in the Permian Basin in Andrews County, Texas, as described in the Final Prospectus, in order to secure the estimated amount of the drilling costs for the wells to be drilled under the Development Agreement. The description of the Development Agreement and the Deed of Trust contained in the section entitled “The Trust — Development Agreement and Drilling Support Lien” and elsewhere in the Final Prospectus is incorporated herein by reference. A copy of the Development Agreement and the Deed of Trust are filed as Exhibits 10.7 and 10.9 to this Form 8-K and are incorporated herein by reference.

On the Closing Date, SandRidge and the Trust also entered into a Derivatives Agreement (the “Derivatives Agreement”) pursuant to which SandRidge agreed to provide the Trust with the effect of certain hedging contracts entered into between SandRidge and Morgan Stanley Capital Group Inc. relating to a portion of the estimated oil volumes expected to be produced from the properties in which the Trust has an interest from August 1, 2011 through March 31, 2015, all as described in the Final Prospectus. The description of the Derivatives Agreement contained in the section entitled “The Trust — Hedging Arrangements” of the Final Prospectus is incorporated herein by reference. A copy of the Derivatives Agreement is filed as Exhibit 10.8 to this Form 8-K and is incorporated herein by reference.

On the Closing Date, SandRidge and the Trust entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which SandRidge, SandRidge E&P and certain of their permitted transferees holding “registrable securities” of the Trust (as defined in the Registration Rights Agreement) would be entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of the registrable securities under the Securities Act of 1933. The holders of the registrable securities are entitled to demand a maximum of five such registrations. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale — Registration Rights Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Registration Rights Agreement is filed as Exhibit 10.10 to this Form 8-K and is incorporated herein by reference.

The Bank of New York Mellon Trust Company, N.A., in its role as trustee of SandRidge Mississippian Trust I, a Delaware statutory trust, is a party to a number of agreements with the other parties to the material definitive agreements described in this Item 1.01 that are substantially similar thereto.

Item 3.02 Unregistered Sales of Equity Securities

As partial consideration for the conveyance of the interests in the Oil and Gas Properties as described in Item 1.01 above, the Trust issued to SandRidge E&P 4,875,000 Common Units and 13,125,000 Subordinated Units. The Subordinated Units will automatically convert into Common Units on a one-for-one basis at the end of the fourth full calendar quarter following SandRidge’s satisfaction of its drilling obligation to the Trust under the Development Agreement. The issuance of the Common Units and Subordinated Units to SandRidge E&P was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933 contained in Section 4(2) thereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, SandRidge, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and The Corporation Trust Company, as Delaware trustee, entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the transactions described in the section entitled “The Trust — Formation Transactions” of the Final Prospectus. The description of the Amended and Restated Trust Agreement contained in the section entitled “Description of the Trust Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Trust Agreement, dated as of August 16, 2011, by and among SandRidge, the Trustee, and The Corporation Trust Company.
10.1	Term Overriding Royalty Interest Conveyance (PDP), by and between SandRidge E&P and Mistmada.
10.2	Term Overriding Royalty Interest Conveyance (Development), by and between SandRidge E&P and Mistmada.
10.3	Perpetual Overriding Royalty Interest Conveyance (PDP), by and between SandRidge E&P and the Trust.
10.4	Perpetual Overriding Royalty Interest Conveyance (Development), by and between SandRidge E&P and the Trust.
10.5	Assignment of Overriding Royalty Interest, by and between Mistmada and the Trust.
10.6	Administrative Services Agreement, by and between SandRidge and the Trust.
10.7	Development Agreement, by and between SandRidge, SandRidge E&P and the Trust.
10.8	Derivatives Agreement, by and between SandRidge and the Trust.
10.9	Deed of Trust, dated as of August 16, 2011, by and between SandRidge E&P and the Trust.
10.10	Registration Rights Agreement, dated as of August 16, 2011, by and between SandRidge and the Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SandRidge Permian Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice-President

Date: August 19, 2011

Exhibit Index

Exhibit No.	Description
4.1	Amended and Restated Trust Agreement, dated as of August 16, 2011, by and among SandRidge, the Trustee, and The Corporation Trust Company.
10.1	Term Overriding Royalty Interest Conveyance (PDP), by and between SandRidge E&P and Mistmada.
10.2	Term Overriding Royalty Interest Conveyance (Development), by and between SandRidge E&P and Mistmada.
10.3	Perpetual Overriding Royalty Interest Conveyance (PDP), by and between SandRidge E&P and the Trust.
10.4	Perpetual Overriding Royalty Interest Conveyance (Development), by and between SandRidge E&P and the Trust.
10.5	Assignment of Overriding Royalty Interest, by and between Mistmada and the Trust.
10.6	Administrative Services Agreement, by and between SandRidge and the Trust.
10.7	Development Agreement, by and between SandRidge, SandRidge E&P and the Trust.
10.8	Derivatives Agreement, by and between SandRidge and the Trust.
10.9	Deed of Trust, dated as of August 16, 2011, by and between SandRidge E&P and the Trust.
10.10	Registration Rights Agreement, dated as of August 16, 2011, by and between SandRidge and the Trust.